Fees Summary	Mar. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 241,675.00
Total Transaction Valuation	1,750,000,000.00
Total Offset Amount	0.00
Net Fee	$ 241,675.00